                                                                    EXHIBIT 10.2

                  FIRST AMENDMENT TO COMBINED CREDIT AGREEMENTS

      THIS FIRST AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated and effective as of May 28, 2004 (the "Amendment"), among Apache Corporation, a Delaware corporation (the "U.S. Borrower"), Apache Energy Limited (ACN 009 301 964), a corporation organized under the laws of the State of Western Australia, Australia (the "Australian Borrower"), Apache Canada Ltd., a corporation organized under the laws of the province of Alberta (the "Canadian Borrower"), each of the lenders that is a signatory to the U.S. Credit Agreement (as herein defined) (the "U.S. Lenders"), each of the lenders that is a signatory to the Australian Credit Agreement (as herein defined) (the "Australian Lenders"), each of the lenders that is a signatory to the Canadian Credit Agreement (as herein defined) (the "Canadian Lenders", and together with the U.S. Lenders and the Australian Lenders, the "Combined Lenders"), JPMorgan Chase Bank, as Global Administrative Agent (in such capacity, together with its successors in such capacity, the "Global Administrative Agent"), Bank of America, N.A., as Global Syndication Agent, Citibank, N.A., as Global Documentation Agent, and such other agents as are party to the Combined Credit Agreements (as herein defined).

                              W I T N E S S E T H:

      1. The U.S. Borrower, the Global Administrative Agent, the Global Syndication Agent, the Global Documentation Agent, the other agents party thereto, and the U.S. Lenders are parties to that certain Credit Agreement, dated as of June 3, 2002 (the "U.S. Credit Agreement"), pursuant to which the U.S. Lenders agreed to make loans to and extensions of credit on behalf of the U.S. Borrower.

      2. The Australian Borrower, the Global Administrative Agent, the Global Syndication Agent, the Global Documentation Agent, the other agents party thereto, and the Australian Lenders are parties to that certain Credit Agreement, dated as of June 3, 2002 (the "Australian Credit Agreement"), pursuant to which the Australian Lenders agreed to make loans to and extensions of credit on behalf of the Australian Borrower.

      3. The Canadian Borrower, the Global Administrative Agent, the Global Syndication Agent, the Global Documentation Agent, the other agents party thereto, and the Canadian Lenders are parties to that certain Credit Agreement, dated as of June 3, 2002 (the "Canadian Credit Agreement" and, together with the U.S. Credit Agreement and the Australian Credit Agreement, the "Combined Credit Agreements"), pursuant to which the Canadian Lenders agreed to make loans to and extensions of credit on behalf of the Canadian Borrower.

      4. The 364-Day Credit Agreement, dated as of June 3, 2002 (which previously was one of the Combined Credit Agreements) has terminated pursuant to its terms.

      5. The U.S. Borrower, the Australian Borrower and the Canadian Borrower have requested various amendments to the Combined Credit Agreement as set forth herein.

      6. Subject to the terms and conditions of this Amendment, the parties hereto are willing to enter into this Amendment.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

      SECTION 1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings given in the U.S. Credit Agreement, as amended by this Amendment.

      SECTION 2. Amendments to U.S. Credit Agreement.

      a. The definitions of "Combined Credit Agreements", "Combined Lenders", "Combined Loan Documents" and "Combined Loans" set forth in Section 1.1 of the U.S. Credit Agreement hereby are amended in their entirety to read as follows:

            " "Combined Credit Agreements" means this Agreement, the Australian Credit Agreement and the Canadian Credit Agreement.

            "Combined Lenders" means the Lenders hereunder, the Australian Lenders and the Canadian Lenders.

            "Combined Loan Documents" means the Loan Documents, the Australian Loan Documents and the Canadian Loan Documents.

            "Combined Loans" means the loans made by the Combined Lenders to Borrower, Australian Borrower and Canadian Borrower pursuant to the Combined Loan Documents."

      b. The definition of "Combined Commitments" set forth in Section 1.1 of the U.S. Credit Agreement hereby is amended by deleting the parenthetical "(as defined in this Agreement, the Canadian Credit Agreement and the 364-Day Credit Agreement)" and replacing such parenthetical with "(as defined in this Agreement and the Canadian Credit Agreement)".

      c. The definition of "364-Day Borrower", "364-Day Credit Agreement", "364-Day Lenders" and "364-Day Loan Documents" set forth in Section 1.1 of the U.S. Credit Agreement hereby are deleted in their entirety.

      d. Section 1.1 of the U.S. Credit Agreement hereby is amended by inserting the following definition of "Consolidated Assets" in appropriate alphabetical order:

            " "Consolidated Assets" means the total assets of the Borrower and its subsidiaries which would be shown as assets on a consolidated balance sheet of Borrower and its subsidiaries prepared in accordance with GAAP."

      e. Section 3.4 of the U.S. Credit Agreement hereby is amended by deleting the reference to "$25,000,000" and replacing such reference with "$100,000,000".

      f. Section 4.1(h) of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

            " (h) Other Combined Credit Agreements. The Global Administrative Agent shall have received copies of the executed (i) Australian Credit Agreement and the other Australian Loan Documents and (ii) Canadian Credit Agreement and the other Canadian Loan Documents."

      g. Section 5.1(f) of the U.S. Credit Agreement hereby is amended by deleting the reference to "$25,000,000" and replacing such reference with "$100,000,000".

      h. Section 5.6 of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

            " SECTION 5.6 [Intentionally omitted]."

      i. Section 6.1 of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

            " SECTION 6.1 [Intentionally omitted]."

      j. Section 7.1(xiv) of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

            " (xiv) in addition to Liens permitted by clauses (i) through (xiii) above, Liens on property or assets of the Borrower and its Subsidiaries if the aggregate Indebtedness of all such Persons secured thereby does not exceed five percent (5%) of Borrower's Consolidated Assets; provided that nothing in this definition shall in and of itself constitute or be deemed to constitute an agreement or acknowledgment by the Administrative Agent or any Lender that the Indebtedness subject to or secured by any such Lien ranks (apart from the effect of any Lien included in or inherent in any such Liens) in priority to the Obligations."

      k. Sections 8.1(e), (f) and (h) of the U.S. Credit Agreement hereby are amended by deleting each reference to "$25,000,000" and replacing such references with "$100,000,000".

      l. Section 8.1(j) of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

            " (j) Event of Default under other Combined Loan Documents. Any "Event of Default" as defined in the Australian Loan Documents or the Canadian Loan Documents shall occur; provided that the occurrence of a "Default" as defined in the Australian Loan Documents or the Canadian Loan Documents shall constitute a Default under this Agreement; provided further that if such "Default" is cured or waived under the Australian Loan Documents or the Canadian Loan Documents, as applicable, then such "Default" shall no longer constitute a Default under this Agreement."

            SECTION 3. Amendments to Australian Credit Agreement.

      a. The definitions of "Combined Credit Agreements", "Combined Lenders", "Combined Loan Documents" and "Combined Loans" set forth in Section 1.1 of the Australian Credit Agreement hereby are amended in their entirety to read as follows:

            " "Combined Credit Agreements" means this Agreement, the U.S. Credit Agreement and the Canadian Credit Agreement.

            "Combined Lenders" means the Lenders hereunder, the U.S. Lenders and the Canadian Lenders.

            "Combined Loan Documents" means the Loan Documents, the U.S. Loan Documents and the Canadian Loan Documents.

            "Combined Loans" means the loans made by the Combined Lenders to Borrower, U.S. Borrower and Canadian Borrower pursuant to the Combined Loan Documents."

      b. The definition of "Combined Commitments" set forth in Section 1.1 of the Australian Credit Agreement hereby is amended by deleting the parenthetical "(as defined in the U.S. Credit Agreement, the Canadian Credit Agreement and the 364-Day Credit Agreement)" and replacing such parenthetical with "(as defined in the U.S. Credit Agreement and the Canadian Credit Agreement)".

      c. The definition of "364-Day Borrower", "364-Day Credit Agreement", "364-Day Lenders" and "364-Day Loan Documents" set forth in Section 1.1 of the Australian Credit Agreement hereby are deleted in their entirety.

      d. Section 1.1 of the Australian Credit Agreement hereby is amended by inserting the following definition of "Consolidated Assets" in appropriate alphabetical order:

            " "Consolidated Assets" means the total assets of the Parent and its subsidiaries which would be shown as assets on a consolidated balance sheet of Parent and its subsidiaries prepared in accordance with GAAP."

      e. Section 3.4 of the Australian Credit Agreement hereby is amended by deleting the reference to "$25,000,000" and replacing such reference with "$100,000,000".

      f. Section 4.1(h) of the Australian Credit Agreement hereby is amended in its entirety to read as follows:

            " (h) Other Combined Credit Agreements. The Australian Administrative Agent shall have received copies of the executed (i) U.S. Credit Agreement and the other U.S. Loan Documents and (ii) Canadian Credit Agreement and the other Canadian Loan Documents."

      g. Section 5.6 of the Australian Credit Agreement hereby is amended in its entirety to read as follows:

            " SECTION 5.6 [Intentionally omitted]."

      h. Section 6.1 of the Australian Credit Agreement hereby is amended in its entirety to read as follows:

            " SECTION 6.1 [Intentionally omitted]."

      i. Section 7.1(xiv) of the Australian Credit Agreement hereby is amended in its entirety to read as follows:

            " (xiv) in addition to Liens permitted by clauses (i) through (xiii) above, Liens on property or assets of Parent, Borrower and any of their Subsidiaries if the aggregate Indebtedness of all such Persons secured thereby does not exceed five percent (5%) of Parent's Consolidated Assets; provided that nothing in this definition shall in and of itself constitute or be deemed to constitute an agreement or acknowledgment by the Administrative Agent or any Lender that the Indebtedness subject to or secured by any such Lien ranks (apart from the effect of any Lien included in or inherent in any such Liens) in priority to the Obligations."

      j. Sections 8.1(e), (h) and (k) of the Australian Credit Agreement hereby are amended by deleting each reference to "$25,000,000" and replacing such references with "$100,000,000".

      k. Section 8.1(j) of the Australian Credit Agreement hereby is amended in its entirety to read as follows:

            " (j) Event of Default under other Combined Loan Documents. Any "Event of Default" as defined in the U.S. Loan Documents or the Canadian Loan Documents shall occur; provided that the occurrence of a "Default" as defined in the U.S. Loan Documents or the Canadian Loan Documents shall constitute a Default under this Agreement; provided further that if such "Default" is cured or waived under the U.S. Loan Documents or the Canadian Loan Documents, as applicable, then such "Default" shall no longer constitute a Default under this Agreement."

            SECTION 4. Amendments to Canadian Credit Agreement.

      a. The definitions of "Combined Credit Agreements", "Combined Lenders", "Combined Loan Documents" and "Combined Loans" set forth in Section 1.1 of the Canadian Credit Agreement hereby are amended in their entirety to read as follows:

            " "Combined Credit Agreements" means this Agreement, the Australian Credit Agreement and the U.S. Credit Agreement.

            "Combined Lenders" means the Lenders hereunder, the Australian Lenders and the U.S. Lenders.

            "Combined Loan Documents" means the Loan Documents, the Australian Loan Documents and the U.S. Loan Documents.

            "Combined Loans" means the loans made by the Combined Lenders to Borrower, U.S. Borrower and Australian Borrower pursuant to the Combined Loan Documents."

      b. The definition of "Combined Commitments" set forth in Section 1.1 of the Canadian Credit Agreement hereby is amended by deleting the parenthetical "(as defined in this Agreement, the U.S. Credit Agreement and the 364-Day Credit Agreement)" and replacing such parenthetical with "(as defined in this Agreement and the U.S. Credit Agreement)".

      c. The definition of "364-Day Borrower", "364-Day Credit Agreement", "364-Day Lenders" and "364-Day Loan Documents" set forth in Section 1.1 of the Canadian Credit Agreement hereby are deleted in their entirety.

      d. Section 1.1 of the Canadian Credit Agreement hereby is amended by inserting the following definition of "Consolidated Assets" in appropriate alphabetical order:

            " "Consolidated Assets" means the total assets of the Parent and its subsidiaries which would be shown as assets on a consolidated balance sheet of Parent and its subsidiaries prepared in accordance with GAAP."

      e. Section 3.4 of the Canadian Credit Agreement hereby is amended by deleting the reference to "$25,000,000" and replacing such reference with "$100,000,000".

      f. Section 4.1(h) of the Canadian Credit Agreement hereby is amended in its entirety to read as follows:

            " (h) Other Combined Credit Agreements. The Canadian Administrative Agent shall have received copies of the executed (i) U.S. Credit Agreement and the other U.S. Loan Documents and (ii) Australian Credit Agreement and the other Australian Loan Documents."

      g. Section 5.6 of the Canadian Credit Agreement hereby is amended in its entirety to read as follows:

            " SECTION 5.6 [Intentionally omitted]."

      h. Section 6.1 of the Canadian Credit Agreement hereby is amended in its entirety to read as follows:

            " SECTION 6.1 [Intentionally omitted]."

      i. Section 7.1(xvii) of the Canadian Credit Agreement hereby is amended in its entirety to read as follows:

            " (xvii) in addition to Liens permitted by clauses (i) through (xvi) above, Liens on property or assets of Parent, Borrower and any of their Subsidiaries if the aggregate Indebtedness of all such Persons secured thereby does not exceed five percent (5%) of Parent's Consolidated Assets; provided that nothing in this definition shall in and of itself constitute or be deemed to constitute an agreement or acknowledgment by the Administrative Agent or any Lender that the Indebtedness subject to or secured by any such Lien ranks (apart from the effect of any Lien included in or inherent in any such Liens) in priority to the Obligations."

      j. Sections 8.1(e) and (h) of the Canadian Credit Agreement hereby are amended by deleting each reference to "$25,000,000" and replacing such references with "$100,000,000".

      k. Section 8.1(j) of the Canadian Credit Agreement hereby is amended in its entirety to read as follows:

            " (j) Event of Default under other Combined Loan Documents. Any "Event of Default" as defined in the U.S. Loan Documents or the Australian Loan Documents shall occur; provided that the occurrence of a "Default" as defined in the U.S. Loan Documents or the Australian Loan Documents shall constitute a Default under this Agreement; provided further that if such "Default" is cured or waived under the U.S. Loan Documents or the Australian Loan Documents, as applicable, then such "Default" shall no longer constitute a Default under this Agreement."

      SECTION 5. Effectiveness. This Amendment shall become effective as of May 28, 2004 provided that the Global Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Global Administrative Agent, the Australian Administrative Agent, the Canadian Administrative Agent, the Combined Required Lenders, "Required Lenders" under the U.S. Credit Agreement, "Required Lenders" under the Canadian Credit Agreement and "Required Lenders" under the Australian Credit Agreement (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

      SECTION 6. Reaffirmation of Representations and Warranties. To induce the Combined Lenders, the Global Administrative Agent, the Australian Administrative Agent and the Canadian Administrative Agent to enter into this Amendment, the Borrower hereby reaffirm, as of the date hereof, the following, provided that each reference to the Combined Credit Agreements below shall be deemed to refer to such agreements as amended hereby:

                  (i) The representations and warranties of the U.S. Borrower, the Australian Borrower and the Canadian Borrower, respectively, set forth in the Combined Credit Agreements are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

                  (ii) Each of the U.S. Borrower and its Restricted Subsidiaries, the Australian Borrower and its Restricted Subsidiaries, and the Canadian Borrower and its Restricted Subsidiaries, respectively, is duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation or organization and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted where the failure to so qualify would have a Material Adverse Effect.

                  (iii) The execution, delivery and performance by the U.S. Borrower, the Australian Borrower and the Canadian Borrower, respectively, of this Amendment and each other Combined Loan Document executed or to be executed by it, are within such party's corporate, limited liability company and/or partnership powers and have been duly authorized by all necessary corporate, limited liability company and/or partnership action on behalf of it.

                  (iv) This Amendment and each other Combined Loan Document executed or to be executed by it has been duly executed and delivered by the U.S. Borrower, the Australian Borrower and the Canadian Borrower, respectively, and constitutes a legal, valid and binding obligation of such parties enforceable in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor rights generally or to general principles of equity.

                  (v) The execution, delivery and performance by each of the U.S. Borrower, the Australian Borrower and the Canadian Borrower, respectively, of this Amendment and each other Combined Loan Document executed or to be executed by it, do not (a) contravene such party's articles of incorporation or other organizational documents, as the case may be, or (b) contravene any material contractual restriction, law or governmental regulation or court decree or order binding on or affecting such party or any Subsidiary of such party.

                  (vi) No Default under the Combined Loan Documents has occurred and is continuing and the U.S. Borrower is in compliance with the financial covenants set forth in Article VI of each of the Combined Credit Agreements.

                  (vii) No event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect under any of the Combined Credit Agreements.

      SECTION 7. Reaffirmation of Combined Credit Agreement. This Amendment shall be deemed to be an amendment to the U.S. Credit Agreement, the Australian Credit Agreement and the Canadian Credit Agreement, and the U.S. Credit Agreement, as amended hereby, the Australian Credit Agreement, as amended hereby, and the Canadian Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the U.S. Credit Agreement, the Australian Credit Agreement and the Canadian Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the U.S. Credit Agreement, as amended hereby, the Australian Credit Agreement, as amended hereby, and the Canadian Credit Agreement, as amended hereby, respectively.

      SECTION 8. Reaffirmation of Guaranties. The U.S. Borrower hereby ratifies, approves and confirms in each and every respect (i) that certain "Guaranty" (as defined in the Australian Credit Agreement) (the "Australian Guaranty") and (ii) that certain "Guaranty" (as defined in the Canadian Credit Agreement) (the "Canadian Guaranty"), and agree and acknowledge that the terms, conditions and provisions of the Australian Guaranty and the Canadian Guaranty, respectively, shall be and remain in full force and effect.

      SECTION 9. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 10. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      SECTION 11. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

      SECTION 12. Headings. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

      SECTION 13. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the terms of the various Combined Loan Documents.

      SECTION 14. No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Borrower, the Global Administrative Agent, the Australian Administrative Agent, the Canadian Administrative Agent and the Combined Lenders have executed this Amendment as of the date first above written.

                                  U.S. BORROWER

                                  APACHE CORPORATION

                                  By:
                                     -------------------------------------------
                                  Name:  Matthew W. Dundrea
                                  Title: Vice President and Treasurer

                                  AUSTRALIAN BORROWER

                                  APACHE ENERGY LIMITED (ACN 009 301 964)

                                  By:
                                     -------------------------------------------
                                  Name:  Matthew W. Dundrea
                                  Title: Vice President and Treasurer

                                  CANADIAN BORROWER

                                  APACHE CANADA LTD.

                                  By:
                                     -------------------------------------------
                                  Name:  Matthew W. Dundrea
                                  Title: Vice President and Treasurer

                       [SIGNATURE PAGE TO FIRST AMENDMENT
                          TO COMBINED CREDIT AGREEMENTS

                                  GLOBAL AGENTS AND U.S. LENDERS

                                  JPMORGAN CHASE BANK, as Global
                                  Administrative Agent and as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  BANK OF AMERICA, N.A., as Global
                                  Syndication Agent and as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  CITIBANK, N.A., as Global
                                  Documentation Agent and as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  WACHOVIA BANK, NATIONAL
                                  ASSOCIATION, as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  UNION BANK OF CALIFORNIA, N.A., as a
                                  U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  By:
                                      ------------------------------------------
                                  Name:
                                  Title:

                       [SIGNATURE PAGE TO FIRST AMENDMENT
                          TO COMBINED CREDIT AGREEMENTS

                                  DEUTSCHE BANK AG NEW YORK
                                  BRANCH, as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  ROYAL BANK OF CANADA, as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  BNP PARIBAS, as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  THE BANK OF NOVA SCOTIA, ATLANTA
                                  AGENCY, as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  BANK ONE, NA (MAIN OFFICE CHICAGO),
                                  as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                       [SIGNATURE PAGE TO FIRST AMENDMENT
                          TO COMBINED CREDIT AGREEMENTS

                                  SOCIETE GENERALE, as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  TORONTO DOMINION (TEXAS), INC., as a
                                  U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  BAYERISCHE LANDESBANK, CAYMAN
                                  ISLANDS BRANCH, as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  THE ROYAL BANK OF SCOTLAND PLC, as a
                                  U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  ABN AMRO BANK N.V., as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                       [SIGNATURE PAGE TO FIRST AMENDMENT
                          TO COMBINED CREDIT AGREEMENTS

                           CALYON NEW YORK BRANCH, successor to
                           Credit Lyonnais, New York Branch, as a U.S.
                           Lender

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                           SUMITOMO MITSUI BANKING
                           CORPORATION, as a U.S. Lender

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                           WELLS FARGO BANK, NA, successor by
                           merger to Wells Fargo Bank Texas, N.A., as a U.S. Lender

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                           SOUTHWEST BANK OF TEXAS, N.A., as a U.S. Lender

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                           THE BANK OF NEW YORK, as a U.S. Lender

                           By:
                              --------------------------------------------------
                           Name:
                           Title:

                       [SIGNATURE PAGE TO FIRST AMENDMENT
                          TO COMBINED CREDIT AGREEMENTS

                                  KBC BANK, N.V., NEW YORK BRANCH, as a
                                  U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  ING CAPITAL LLC, as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  MERRILL LYNCH BANK USA, as a U.S.
                                  Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  MIZUHO CORPORATE BANK, LIMITED, as
                                  a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  BANCA NAZIONALE DEL LAVORO S.P.A.,
                                  NEW YORK BRANCH, as a U.S. Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                       [SIGNATURE PAGE TO FIRST AMENDMENT
                          TO COMBINED CREDIT AGREEMENTS

                                AUSTRALIAN AGENTS AND LENDERS:

                                CITISECURITIES LIMITED (ABN 51 008 489
                                610), as Australian Administrative Agent

                                By:
                                   -------------------------------------------
                                Name:
                                Title:

                                BANK OF AMERICA, N.A., SYDNEY
                                BRANCH (ARBN 064 874 531), as an Australian Co-Syndication Agent and as an Australian Lender

                                By:
                                   -------------------------------------------
                                Name:
                                Title:

                                DEUTSCHE BANK AG, SYDNEY BRANCH
                                (ABN 13 064 165 162), as an Australian Co-
                                Syndication Agent and as an Australian Lender

                                By:
                                   -------------------------------------------
                                Name:
                                Title:

                                By:
                                   -------------------------------------------
                                Name:
                                Title:

                                ROYAL BANK OF CANADA (ABN 86 076 940
                                880), as an Australian Co-Documentation Agent and as an Australian Lender

                                By:
                                   -------------------------------------------
                                Name:
                                Title:

                       [SIGNATURE PAGE TO FIRST AMENDMENT
                          TO COMBINED CREDIT AGREEMENTS

                                  BANK ONE, NA, AUSTRALIA BRANCH
                                  (ARBN 065 752 918), as an Australian Co-
                                  Documentation Agent and as an Australian Lende

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  CITIBANK, N.A. (ARBN 072 814 058), as an
                                  Australian Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  JPMORGAN CHASE BANK (ARBN 074 112
                                  011), as an Australian Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                       [SIGNATURE PAGE TO FIRST AMENDMENT
                          TO COMBINED CREDIT AGREEMENTS

                               CANADIAN AGENTS AND LENDERS:

                               ROYAL BANK OF CANADA, as Canadian
                               Administrative Agent and as a Canadian Lender

                               By:
                                  ----------------------------------------------
                               Name:
                               Title:

                               THE BANK OF NOVA SCOTIA, as a Canadian
                               Co-Syndication Agent and as a Canadian Lender

                               By:
                                  ----------------------------------------------
                               Name:
                               Title:

                               THE TORONTO-DOMINION BANK, as a
                               Canadian Co-Syndication Agent and as a Canadian Lender

                               By:
                                  ----------------------------------------------
                               Name:
                               Title:

                               By:
                                  ----------------------------------------------
                               Name:
                               Title:

                               BNP PARIBAS (CANADA), as a Canadian
                               Co-Documentation Agent and as a Canadian Lender

                               By:
                                  ----------------------------------------------
                               Name:
                               Title:

                               By:
                                  ----------------------------------------------
                               Name:
                               Title:

                       [SIGNATURE PAGE TO FIRST AMENDMENT
                          TO COMBINED CREDIT AGREEMENTS

                                  BAYERISCHE LANDESBANK
                                  GIROZENTRALE, as a Canadian Co-
                                  Documentation Agent and as a Canadian Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  JPMORGAN CHASE BANK, TORONTO
                                  BRANCH, as a Canadian Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                       [SIGNATURE PAGE TO FIRST AMENDMENT
                          TO COMBINED CREDIT AGREEMENTS